GOLDMAN SACHS VARIABLE INSURANCE TRUST

Fundamental Equity Growth Funds

Service Shares

Goldman Sachs Growth Opportunities Fund
(the “Fund”)

Supplement dated February 17, 2009 to the
Prospectus dated April 30, 2008 (the “Prospectus”)

The following replaces “Growth Investment Team” in its entirety in the “Services Providers — Fund Managers — Growth Investment Team” section of the Prospectus for the Service Shares of the Fund:

Growth Investment Team

■	For 28 years the team has applied a consistent investment discipline through diverse and complete market cycles
■	As of September 30, 2008, the team had $20.5 billion in equities under management
■	A deep and experienced portfolio management and research team comprised of industry experts that provide in-depth research within each sector.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Steven M. Barry Managing Director Chief Investment Officer	Senior Portfolio Manager— Growth Opportunities	Since 2006	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

David G. Shell, CFA Managing Director Chief Investment Officer	Senior Portfolio Manager— Growth Opportunities	Since 2006	Mr. Shell joined the Investment Adviser as a portfolio manager in January 1997 when Goldman Sachs Asset Management acquired Liberty Investment Management. He was a senior portfolio manager at Liberty prior to the acquisition. He joined Liberty’s predecessor firm Eagle Asset Management in 1987.

Steve Barry and Dave Shell are Chief Investment Officers (“CIOs”) of the Growth team. All 16 members of the team discuss their research analysis and recommendations with the whole team at investment strategy meetings. The entire team discusses and debates whether the business being presented meets the Growth team’s definition of a high-quality growth business and the attractiveness of the current valuation. The team reaches a consensus on whether a business is worthy of a position in the portfolio. The CIOs are accountable for all portfolio construction decisions and determine the appropriate weight for each investment.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

VITGRWOPPSTK 02-09